PLEDGE AGREEMENT


     THIS PLEDGE AGREEMENT ("Agreement") is made as of the _____ day of December, 1998, by DCRI L.P. No. 2, INC., a Texas corporation (hereinafter called "Borrower"), in favor of COMPASS BANK ("Bank"). J. Michael Moore joins in this Agreement to confirm consent to all provisions of this Agreement and for the other purposes set forth herein.

BORROWER HEREBY AGREES WITH BANK AS FOLLOWS:

     1. Definitions. As used in this Agreement, the following terms shall have the meanings indicated below:

          (a) The term "Bank" shall mean Bank, its successors and assigns, including without limitation, any party to whom Bank, or its successors or assigns, may assign its rights and interests under this Agreement.

          (b) The term "Borrower" shall mean DCRI L.P. No. 2, Inc.

          (c) The term "Code" shall mean the Uniform Commercial Code as in effect in the State of Texas on the date of this Agreement or as it may hereafter be amended from time to time.

          (d) The term "Collateral" shall mean all property specifically described on Exhibit "A" attached hereto and made a part hereof. The term Collateral, as used herein, shall also include (i) all certificates, instruments and/or other documents evidencing the foregoing, (ii) all renewals, replacements and substitutions of all of the foregoing, (iii) all Additional Property (as hereinafter defined), and (iv) all PRODUCTS and PROCEEDS of all of the foregoing. The designation of proceeds does not authorize Borrower to sell, transfer, or otherwise convey any of the foregoing property. The delivery at any time by Borrower to Bank of any property as a pledge to secure payment or performance of any indebtedness or obligation whatsoever shall also constitute a pledge of such property as Collateral hereunder.

          (e) The term "Indebtedness" shall mean

               (i) all indebtedness, obligations and liabilities of Borrower to Bank of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, and regardless of whether such indebtedness, obligations and liabilities may, prior to their acquisition by Bank, be or have been payable to or in favor of a third party and subsequently acquired by Bank (it being

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          contemplated that Bank may make such acquisitions from third parties),
          including  without   limitation  all  indebtedness,   obligations  and
          liabilities of Borrower to Bank now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, purchase, overdraft, discount, indemnity agreement or otherwise; (ii) all indebtedness, liabilities and obligations of Borrower to Bank, whether now existing or hereafter incurred, direct or indirect, absolute or contingent, secured or unsecured, matured or unmatured, joint or several, whether for principal, interest, fees, expenses or otherwise, arising out of or in connection with the Promissory Note dated December ___, 1998 in the stated principal amount of $300,000.00 payable by Borrower to the order of Bank (the "$300,000 Note") and the Promissory Note dated December ___, 1998 in the stated principal amount of $200,000.00 (the "$200,000 Note"; together with the $300,000 Note, the "Notes"); (iii) all accrued but unpaid interest on any of the indebtedness described in (i) and (ii) above; (iv) all obligations of Borrower to Bank under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i), (ii) and (iii) above; (v) all costs and expenses incurred by Bank in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees; and (vi) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii), (iv) and
          (v) above.

          (f) The term "Security Documents" shall mean all instruments and documents evidencing, securing, governing, guaranteeing and/or pertaining to the Indebtedness.

          (g) The term "Obligation Party" shall mean any party other than Borrower who secures, guarantees and/or is otherwise obligated to pay all or any portion of the Indebtedness, including without limitation J. Michael Moore.

          (h) The term "Securities Intermediary" shall mean such broker as shall be approved in writing by Bank, if applicable.

          (i) The term "Security Documents" shall mean all instruments and documents evidencing, securing, governing, guaranteeing and/or pertaining to the Indebtedness.

All words and phrases used herein which are expressly defined in Section 1.201, Chapter 8 or Chapter 9 of the Code shall have the meaning provided therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201, Chapter 8 or Chapter 9 of the Code.


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         2. Security Interest. As security for the Indebtedness,  Borrower,  for value received, hereby grants to Bank a continuing security interest in the Collateral.

         3. Additional Property. Collateral shall also include the following property (collectively, the "Additional Property") which Borrower becomes entitled to receive or shall receive in connection with any other Collateral:
(a) any stock certificate, including without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination of shares, stock split or spinoff; (b) any option, warrant, subscription or right, whether as an addition to or in substitution of any other Collateral; (c) any dividends or distributions of any kind whatsoever, whether distributable in cash, stock or other property; (d) any interest, premium or principal payments; (e) any conversion or redemption proceeds; and (f) any additional Collateral delivered to or provided to Bank pursuant to Section 11(i) of this Agreement. All Additional Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by Borrower, together with such instruments of transfer as Bank may request, shall immediately be delivered to or deposited with Bank and held by Bank as Collateral under the terms of this Agreement. If the Additional Property received by Borrower shall be shares of stock or other securities, such shares of stock or other securities shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Bank, signatures guaranteed by a bank or member firm of the New York Stock Exchange, all in form and substance satisfactory to Bank. Bank shall be deemed to have possession of any Collateral in transit to Bank or its agent.

         4. Rights of Borrower Prior to Any Default. As long as no Event of Default or event which with notice or the passage of time would constitute an Event of Default shall have occurred hereunder: (a) Borrower shall be entitled to all cash dividends paid on the Collateral free of the security interest created under this Agreement; (b) voting rights incident to any stock or other securities pledged as Collateral may be exercised by Borrower; provided, however, that Borrower will not exercise, or cause to be exercised, any such voting rights, without the prior written consent of Bank, if the direct or indirect effect of such vote will result in an Event of Default hereunder; and
(c) Borrower shall be entitled to direct the Securities Intermediary to sell Collateral, provided, however, that Borrower must provide to Bank as Collateral the proceeds from such sale or substitute securities satisfactory in the sole discretion of Bank of equal or greater value.

         5. Maintenance of Collateral. Other than the exercise of reasonable care to assure the safe custody of any Collateral in Bank's possession from time to time, Bank does not have any obligation, duty or responsibility with respect to the Collateral. Without limiting the generality of the foregoing, Bank shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion,

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redemption  or  otherwise)  with respect to the  Collateral  unless (i) Borrower makes written demand to Bank to do so, (ii) such written demand is received by Bank in sufficient time to permit Bank to take the action demanded in the ordinary course of its business, and (iii) Borrower provides additional collateral, acceptable to Bank in its sole discretion; (c) collect any amounts payable in respect of the Collateral (Bank being liable to account to Borrower only for what Bank may actually receive or collect thereon); (d) sell all or any portion of the Collateral to avoid market loss; (e) sell all or any portion of the Collateral unless and until (i) Borrower makes written demand upon Bank to
sell  the  Collateral,   and  (ii)  Borrower  provides  additional   collateral,
acceptable to Bank in its sole discretion; or (f) hold the Collateral for or on behalf of any party other than Borrower.

         6. Representations and Warranties. Borrower hereby represents and warrants the following to Bank:

          (a) Enforceability. This Agreement and other Security Documents constitute legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditor's rights and except to the extent specific remedies may generally be limited by equitable principles.

          (b) Ownership and Liens. Borrower has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Borrower has not executed any other security agreement currently affecting the Collateral, and no financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Bank.

          (c) No Conflicts or Consents. Neither the ownership, the intended use of the Collateral by Borrower, the grant of the security interest by Borrower to Bank herein nor the exercise by Bank of its rights or remedies hereunder, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulations, (B) the articles or certificate of incorporation, charter, bylaws, partnership agreement, or trust documents as the case may be, of Borrower, or (C) any agreement, judgment, license, order or permit applicable to or binding upon Borrower or otherwise affecting the Collateral, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Borrower or of any person except as may be expressly contemplated in the Security Documents. Except as expressly contemplated in the Security Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Borrower of the security interest herein or the exercise by Bank of its rights and remedies hereunder.

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          (d)  Security  Interest.  Borrower has and will have at all times full right, power and authority to grant a security interest in the Collateral to Bank in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance. This Agreement creates a legal, valid and binding security interest in favor of Bank in the Collateral.

          (e) Location. Borrower's address for notice, and the office where the records concerning the Collateral are kept is located at the address set forth on the signature page hereof.

          (f) Solvency of Borrower. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Borrower at the time of the execution of this Agreement,
     (i) Borrower is and will be solvent, (ii) the fair saleable value of Borrower's assets exceeds and will continue to exceed Borrower's liabilities (both fixed and contingent), and (iii) Borrower is and will continue to be able to pay its debts as they mature.

          (g) Securities. All certificates evidencing securities pledged as Collateral are valid and genuine and have not been altered. All securities pledged as Collateral have been duly authorized and validly issued, are fully paid and nonassessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which Borrower or the issuer thereof is bound. No restrictions or conditions exist with respect to the transfer or voting of any securities pledged as Collateral, except as has been disclosed to Bank in writing.

          (h) Uncertificated Securities. Borrower's ownership of the securities described in Exhibit A is registered on the issuer's books or on the books maintained on behalf of the issuer for that purpose. With respect to such securities as to which no certificate has been issued or delivered to Borrower, Bank's security interest in such securities is registered on the books maintained by the Securities Intermediary for that purpose.

         7. Affirmative Covenants. Borrower will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective unless Bank shall otherwise consent in writing.

          (a) Ownership and Liens. Borrower will maintain good and marketable title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the other Security Documents. Borrower will not permit any

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     dispute, right of setoff,  counterclaim or defense to exist with respect to all or any part of the Collateral. Borrower will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Bank. Borrower will defend at its expense Bank's right, title and security interest in and to the Collateral against the claims of any third party.

          (b)  Inspection  of Books and  Records.  Borrower  will keep  adequate records concerning the Collateral and will permit Bank and all representatives and agents appointed by Bank to inspect Borrower's books and records of or relating to the Collateral following reasonable advance notice during normal business hours, to make and take away photocopies, photographs and printouts thereof and to write down and record any such information.

          (c) Adverse Claim. Borrower covenants and agrees to promptly notify Bank of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest created hereunder and, at Borrower's expense, defend Bank's security interest in the Collateral against the claims of any third party. Borrower also covenants and agrees to promptly deliver to Bank a copy of all written notices received by Borrower with respect to the Collateral, including without limitation, notices received from the issuer of any securities pledged hereunder as Collateral.

          (d) Registration of Pledge. Borrower agrees that prior to or contemporaneously with the execution of this Agreement Borrower will deliver or cause to be delivered to Bank a confirmation of Bank's security interest in the Collateral by the issuer(s) thereof in form acceptable to Bank.

          (e) Collateral Value. Borrower warrants that on the date of this Agreement the stated principal amount under the $200,000 Note does not exceed fifty percent (50%) of Portfolio Value (as defined below) of the securities initially allocated to secure the $200,000 Note. Borrower warrants that on the date of this Agreement the stated principal amount under the $300,000 Note does not exceed seventy percent (70%) of Portfolio Value of the securities initially allocated to secure the $300,000 Note. Thereafter, Borrower agrees to maintain at all times the Portfolio Value of the Collateral such that outstanding principal under the Notes does not exceed seventy (70%) percent of Portfolio Value. In the event that at any time outstanding principal under the Notes exceeds seventy (70%) percent of the Portfolio Value for five (5) consecutive business days, then Borrower agrees that Borrower will deliver to Bank additional Collateral satisfactory to Bank in order to cause outstanding principal under the Notes to be no higher than seventy (70%) percent of Portfolio Value. As used herein, "Portfolio Value" shall mean the aggregate fair market value of the Collateral as determined by reference to the last published bid price quoted in The Wall Street Journal or other reference deemed appropriate by Bank in its sole discretion on the date of such

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     determination.  Nothing  in this  subsection  7(e)  shall be  construed  as limiting the right of Bank to rely on any Collateral to satisfy any of the Indebtedness; any initial allocation of securities done in order to calculate the initial ratios under the first two sentences of this subsection 7(e) is done for the convenience of the Bank and shall give Borrower no right to obtain a release of any Collateral prior to the payment in full of the Indebtedness.

          (f) Portfolio Reports. If applicable, Borrower shall deliver or cause the Securities Intermediary to deliver to Bank, not later than the fifteenth (15th) business day of each calendar month, a written statement in form acceptable to Bank of the Portfolio Value of the Collateral as of the last business day of the immediately preceding calendar month and a copy of the Account Summary received by Borrower from the Securities Intermediary or its successor (approved in writing by Bank) regarding the status of the securities held in the account described in Exhibit A.

          (g) Financial Reports. Borrower will deliver to Bank:

               (i) within  ninety (90) days  following  the end of each year the
          financial   statement  and  income  statement  of  Borrower  and  each
          Obligated Party; and

               (ii) such other financial information as Bank may from time to time request.

Nothing in this paragraph shall be construed as extending the maturity date of the Notes or of any other Indebtedness.

          (h) Further Assistance. Borrower agrees that from time to time, at Borrower's expense, they will promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that Bank requests, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Bank to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

     8. Negative Covenants. Borrower will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective, unless Bank shall otherwise consent in writing.

          (a) Transfer or Encumbrance. Borrower will not (i) sell, assign (by operation of law or otherwise) or transfer Borrower's rights in any of the Collateral (ii) grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Bank, or (iii) deliver actual or

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     constructive   possession  of  any  certificate,   instrument  or  document
     evidencing and/or representing any of the Collateral to any party other than Bank.

          (b) Impairment of Security Interest. Borrower will not take or fail to
     take  any  action   which   would  in  any  manner   impair  the  value  or
     enforceability of Bank's security interest in any Collateral.

          (c) Restrictions on Securities. Borrower will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Bank.

     9. Rights of Bank. Bank shall have the rights contained in this Section at all times during the period of time this Agreement is effective.

          (a) Power of Attorney.  Borrower  hereby  irrevocably  appoint Bank as
     Borrower's attorneyinfact, such power of attorney being coupled with an interest, with full authority in the place and stead of Borrower and in the name of Borrower or otherwise, to take any action and to execute any instrument which Bank may from time to time in Bank's discretion deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation, the following action: (i) transfer any securities, instruments, documents or certificates pledged as Collateral in the name of Bank or its nominee; (ii) use any interest, premium or principal payments, conversion or redemption proceeds or other cash proceeds received in connection with any Collateral to reduce any of the Indebtedness; (iii) exchange any of the securities pledged as Collateral for any other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, and, in connection therewith, to deposit and deliver any and all of such securities with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as Bank may deem necessary or appropriate; (iv) exercise or comply with any conversion, exchange, redemption, subscription or any other right, privilege or option pertaining to any securities pledged as Collateral; provided, however, except as provided herein, Bank shall not have a duty to exercise or comply with any such right, privilege or option (whether conversion, redemption or otherwise) and shall not be responsible for any delay or failure to do so; and (v) file any claims or take any action or institute any proceedings which Bank may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Bank with respect to the Collateral.

          (b) Performance by Bank. If Borrower fails to perform any agreement or obligation provided herein, Bank may itself perform, or cause performance of, such agreement or obligation, and the expenses of Bank incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Borrower on demand.

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          (c) Notification of Account Debtors and Other Rights.  With respect to chattel paper or instruments which are Collateral, Bank, without notice to Borrower, shall have the right at any time and from time to time to notify and direct the account debtor and obligor thereon to thereafter make all payments on such Collateral directly to Bank, regardless of whether Borrower was previously making collections thereon. Each account debtor and obligor making payment to Bank hereunder shall be fully protected in relying on the written statement of Bank that it then holds a security interest which entitles it to receive such payment, and the receipt of Bank for such payment shall be full acquaintance therefor to the party making such payment. Payments received by Bank shall be held or disposed of by it in accordance with the terms of this Agreement. Bank shall, however, never be obligated to collect, or use any effort to collect, any such payments, its sole liability to the Borrower being to account for payments, if any, actually received.

Notwithstanding any other provision herein to the contrary, Bank does not have any duty to exercise or continue to exercise any of the foregoing rights and shall not be responsible for any failure to do so or for any delay in doing so.

     10. Events of Default. Each of the following constitutes an "Event of Default" under this Agreement:

          (a) Failure to Pay Indebtedness. The failure, refusal or neglect of Borrower to make any payment of principal or interest on the Indebtedness, or any portion thereof, within ten (10) days from the date such payment shall become due and payable; or

          (b) NonPerformance of Covenants. The failure of Borrower or any Obligated Party to timely and properly observe, keep or perform any covenant, agreement, warranty or condition required herein or in any of the other Security Documents and such failure continues for thirty (30) days following notice thereof received by Borrower or any Obligated Party, as applicable; or

          (c) Default Under other Security Documents. The occurrence of an event of default under any of the other Security Documents or in any other note, agreement or instrument between either Borrower and Bank, whether or not executed in connection with or securing the Notes; or

          (d) False Representation. Any representation contained herein or in any of the other Security Documents made by Borrower or any Obligated Party is false or misleading in any material respect; or

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          (e)  Insolvency.  If  Borrower  or any  Obligated  Party:  (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due; (iii) has a receiver or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within thirty (30) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) fails to have discharged within a period of thirty (30) days any attachment, sequestration or similar writ levied upon any property of such party; or (v) fails to pay within thirty
     (30) days any final money judgment against such party; or

          (f) Execution on Collateral. The Collateral or any portion thereof is taken on execution or other process of law in any action against Borrower; or

          (g) Action by Other Lienholder. The holder of any lien or security interest on any of the assets of Borrower, including without limitation, the Collateral (without hereby implying the consent of Bank to the exercise or creation of any such lien or security interest on the Collateral), declares a default thereunder or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder; or

          (h) Bankruptcy of Issuer. (i) The issuer of any securities constituting Collateral files a petition for relief under any Applicable Bankruptcy Law, (ii) an involuntary petition for relief is filed against any such issuer under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within thirty (30) days after the filing thereof, or (iii) an order for relief naming any such issuer is entered under any Applicable Bankruptcy Law.

     11. Remedies and Related Rights. If an Event of Default shall have occurred, and without limiting any other rights and remedies provided herein, under any of the other Security Documents or otherwise available to Bank, Bank may exercise one or more of the rights and remedies provided in this Section.

          (a) Remedies. Bank may from time to time at its discretion, without limitation and without notice except as expressly provided in any of the Security Documents:

               (i) exercise in respect of the Collateral all the rights and remedies of a Bank under the Code (whether or not the Code applies to the affected Collateral);

               (ii) reduce its claim to judgment or foreclose or otherwise enforce, in part, the security interest granted hereunder by any available judicial procedure;

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



               (iii)  sell  or  otherwise  dispose  of,  at its  office,  on the premises of Borrower or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Bank's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

               (iv) buy the Collateral, or any portion thereof, at any public sale;

               (v) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

               (vi) apply for the appointment of a receiver for the Collateral, and Borrower hereby consent to any such appointment;

               (vii) notify any issuer of any of the Collateral consisting of securities to liquidate such Collateral and promptly deliver the proceeds thereof to Bank to be applied by Bank in accordance with the provisions of this Agreement: and

               (viii) at its option, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Bank is entitled to do so under the Code or otherwise.

     Borrower agree that in the event Borrower is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Borrower's address set forth on the signature page hereof, ten (10) business days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Bank shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Borrower further acknowledge and agree that the redemption by Bank of any certificate of deposit pledged as Collateral shall be deemed to be a commercially reasonable disposition under
Section 9.504(c) of the Code.

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



          (b) Private Sale of Securities. Borrower recognize that Bank may be unable to effect a public sale of all or any part of the securities pledged as Collateral because of restrictions in applicable federal and state securities laws and that Bank may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Borrower acknowledge that each such private sale may be at prices and other terms less favorable than what might have been obtained at a public sale and, notwithstanding the foregoing, agrees that each such private sale shall be deemed to have been made in a commercially reasonable manner and that Bank shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer to register such securities for public sale under any federal or state securities laws. Borrower further acknowledge and agree that any offer to sell such securities which has been made privately in the manner described above to not less than five (5) bona fide offerees shall be deemed to involve a "public sale" for the purposes of Section 9.504(c) of the Code, notwithstanding that such sale may not constitute a "public offering" under any federal or state securities laws and that Bank may, in such event, bid for the purchase of such securities.

          (c) Application of Proceeds. If any Event of Default shall have occurred, Bank may at its discretion apply or use any cash held by Bank as Collateral, and any cash proceeds received by Bank in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Bank may elect:

               (i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Bank in connection with (A) the administration of the Security Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Bank hereunder;

               (ii) to the payment or other satisfaction of any liens and other encumbrances upon the Collateral;

               (iii) to the satisfaction of the Indebtedness;

               (iv) by holding such cash and proceeds as Collateral;

               (v) to the payment of any other amounts required by applicable law (including without limitation, Section 9.504(a)(3) of the code or any other applicable statutory provision); and

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



               (vi) by delivery to Borrower or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

          (d) Deficiency. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Bank are insufficient to pay all amounts which to which Bank is legally entitled, Borrower and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Security Documents.

          (e) NonJudicial Remedies. Borrower recognize and concede that nonjudicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm's length. Nothing herein is intended to prevent Bank, Borrower from resorting to judicial process at either party's option.

          (f) Other Recourse. Borrower waive any right to require Bank to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Borrower in any suit arising out of the Indebtedness or any of the Security Documents or pursue any other remedy available to Bank. Borrower further waive any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the indebtedness. Borrower further waive any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full, Borrower shall have no right of subrogation and Borrower waives the right to enforce any remedy which Bank has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Bank. Borrower authorize Bank, and without notice or demand and without any reservation of rights against Borrower and without affecting Borrower's liability hereunder or on the Indebtedness, to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Bank may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness,
     (iv) waive, enforce or modify any of the provisions of any of the Security Documents executed by any third party, and (v) release or substitute any third party.

          (g) Voting Rights. Borrower hereby irrevocably appoints Bank as Borrower's attorney-in-fact (such power of attorney being coupled with an

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



     interest) and proxy to exercise any voting rights with respect to Borrower's securities pledged as Collateral upon the occurrence of an Event of Default.

          (h) Dividend Rights and Interest Payments. Upon the occurrence of an Event of Default:

               (i) all rights of Borrower to receive and retain the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 4 shall automatically cease, and all such rights shall thereupon become vested with Bank which shall thereafter have the sole right to receive, hold and apply as Collateral such dividends and interest payments; and

               (ii) all dividend and interest payments which are received by Borrower contrary to the provisions of clause (i) of this Subsection shall be received in trust for the benefit of Bank, shall be segregated from other funds of Borrower, and shall be forthwith paid over to Bank in the exact form received (properly endorsed or assigned if requested by Bank), to be held by Bank as Collateral.

          (i) In addition to all other rights and remedies provided herein, Borrower agrees that if at any time principal outstanding under the Notes is greater than seventy (70%) percent of the Portfolio Value of the Collateral for five (5) consecutive business days, then Borrower will comply with its obligations under Section 7(e) of this Agreement. Any failure by Borrower to comply with Section 7(e) shall constitute an Event of Default hereunder, whereupon Bank shall have the right, to immediately sell or otherwise dispose of all or any part of the Collateral, or direct the sale or other disposition of all or any part of the Collateral, in accordance with the provisions hereof, and to hold any proceeds of such sale or other disposition as part of the Collateral or apply such proceeds in accordance with the provisions hereof.

     12. Indemnity. Borrower hereby indemnify and agree to hold harmless Bank, and its officers, directors, employees, agents, representatives and attorneys (each an "Indemnified Person") from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suit, costs, expenses or disbursements of any kind or nature (collectively, the "Claims") which may be imposed on, incurred by, or asserted against, any Indemnified Person (whether or not caused by any Indemnified Person's sole, concurrent or contributory negligence) arising in connection with the Security Documents, the Indebtedness or the Collateral (including without limitation, the enforcement of the Security Documents and the defense of any Indemnified Person's actions and/or in actions in connection with the Security Documents), except to the limited extent the Claims against an Indemnified Person are proximately caused by such Indemnified Person's gross negligence or willful misconduct. If Borrower or any third party ever alleges such gross negligence or

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



willful misconduct by any Indemnified Person, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

     13. Miscellaneous.

          (a) Entire Agreement. This Agreement contains the entire agreement of Bank and Borrower with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Bank shall continue in full force and effect to secure the Indebtedness unless Bank specifically releases its rights thereunder by separate release.

          (b) Amendment. No modification, consent or amendment of any provision of this Agreement or any of the other Security Documents shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

          (c) Actions by Bank. The lien, security interest and other security rights of Bank hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Bank may grant with respect to the Collateral, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Indebtedness. The taking of additional security by Bank shall not release or impair the lien, security interest or other security rights of Bank hereunder or affect the obligations of Borrower hereunder.

          (d) Waiver by Bank. Bank may waive any Event of Default without waiving any other prior or subsequent Event of Default. Bank may remedy any default without waiving the Event of Default remedied. Neither the failure by Bank to exercise, nor the delay by Bank in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Bank of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Borrower therefrom shall be effective unless the same shall be

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



     in writing and signed by Bank and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Borrower in any case shall of itself entitle Borrower to any other or further notice or demand in similar or other circumstance.

          (e) Costs and Expenses. Borrower will upon demand pay to Bank the amount of any and all reasonable and necessary costs and expenses (including without limitation, reasonable attorneys' fees and expenses), which Bank may incur in connection with (i) the transactions which give rise to the Security Documents, (ii) the preparation of this Agreement and the perfection and preservation of the security interests granted under the Security Documents, (iii) the administration of the Security Documents,
     (iv) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (v) the exercise or enforcement of any of the rights of Bank under the Security Documents, or (vi) the failure by Borrower to perform or observe any of the provisions hereof.

          (f) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NONPERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

          (g) Venue. This Agreement has been entered into in Dallas County, Texas, and it shall be performable for all purposes in such county. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Agreement and venue for any such disputes shall be in Dallas County, Texas.

          (h) Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

          (i) No Obligation. Nothing contained herein shall be construed as an obligation on the part of Bank to extend or continue to extend credit to Borrower.

          (j) Notices. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery, (ii) expedited delivery service

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



     with proof of delivery, or (iii) United States mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended address at the address set forth on the signature page hereof or to such different address as the addressee shall have designated by written notice sent pursuant to the terms hereof and shall be deemed to have been received either, in the case of personal delivery, at the time of personal delivery, in the case of expedited delivery services, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

          (k) Binding Effect and Assignment. This Agreement (i) creates a continuing security interest in the Collateral, (ii) shall be binding on Borrower and the heirs, executors, administrators, personal representatives, successors and assigns of Borrower, and (iii) shall inure to the benefit of Bank and its successors and assigns. Without limiting the generality of the foregoing Bank may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other Security Documents to any other party. Borrower's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Bank.

          (l) Termination. It is contemplated by the parties hereto that from time to time there may be no outstanding Indebtedness, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Indebtedness. Upon (i) the satisfaction in full of the Indebtedness, (ii) the termination or expiration of any commitment of Bank to extend credit to Borrower, (iii) written request for the termination hereof delivered by Borrower to Bank, and (iv) written release delivered by Bank to Borrower, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Borrower's written request, Bank will, at Borrower's sole cost and expense, return to Borrower such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Borrower such documents as Borrower shall reasonably request to evidence such termination.

          (m) Cumulative Rights. All rights and remedies of Bank hereunder are cumulative of each other and of every other right or remedy which Bank may otherwise have at law or in equity or under any of the other Security Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.


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          (n) Gender and  Number.  Within  this  Agreement,  words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

          (o) Descriptive Headings. The headings in this Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.

     EXECUTED as of the date first written above.


                                                     BORROWER:
                                                     --------

                                                     DCRI L.P. NO. 2, INC.,
                                                     a Texas corporation



                                                     By:    /s/ J. Michael Moore
                                                            --------------------
                                                     Its:   President
                                                            --------------------


                                                     OBLIGATION PARTY:
                                                     ----------------


                                                     /s/ J. Michael Moore
                                                     ---------------------------
                                                     J. Michael Moore

Borrower's Address:
------------------

12801 N. Central Expressway, Suite 350
Dallas, Texas  75243


Obligation Party's Address:
--------------------------

5919 Club Hill Place
Dallas, Texas  75248

Bank's Address:
--------------

Compass Bank
P.O. Box 650561
Dallas, Texas  75265-0561
Attn:  Jack F. Roberson

                                   EXHIBIT "A"
                                       to
                            General Pledge Agreement
                            Dated December ___, 1998
                                 by and between
                                  COMPASS BANK
                                       and
                              DCRI L.P. NO 2, INC.
























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


                                   SCHEDULE 1
                                   ----------



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